Exhibit 99.1

UnionBanCal Corporation Announces Second Quarter Results

SAN FRANCISCO--(BUSINESS WIRE)--July 22, 2009--UnionBanCal Corporation:

Highlights:

  Second quarter loss from continuing operations was $80 million. Second quarter results included after-tax net expenses of $13 million related to the November 2008 privatization of UnionBanCal Corporation and a one-time FDIC assessment of $21 million (after-tax).
  Second quarter revenue was up 3 percent year-over-year and flat compared with first quarter 2009
  Second quarter net interest income was up 8 percent year-over-year and down 2 percent compared with first quarter 2009
  Second quarter average total loans increased 9 percent year-over-year and decreased 0.5 percent versus first quarter 2009
  Second quarter average core deposits were up 48 percent year-over-year and 21 percent versus first quarter 2009
  Second quarter net interest margin was 3.41 percent, down 33 basis points year-over-year and down 38 basis points versus first quarter 2009
  Second quarter annualized average all-in cost of funds was 0.88 percent
  Second quarter asset quality metrics:
    Total provision for credit losses was $375 million, while net loans charged-off were $151 million, or 1.23 percent annualized of average total loans
    Nonperforming assets were $1.1 billion, or 1.55 percent of total assets, at quarter-end
    Allowance for credit losses to nonaccrual loans was 113 percent at quarter-end
  Tangible common equity ratio was 6.56 percent at June 30, 2009

UnionBanCal Corporation (the Company or UB) today reported a second quarter 2009 net loss of $80 million. Loss from continuing operations for second quarter 2009 was also $80 million, compared with income from continuing operations of $134 million a year earlier, and loss from continuing operations of $10 million in first quarter 2009. Second quarter 2009 loss from continuing operations included after-tax net expenses of $13 million due to the privatization transaction and a one-time FDIC assessment of $21 million (after-tax). First quarter 2009 loss from continuing operations included after-tax net expenses of $21 million due to the privatization transaction. Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the outstanding shares of the Company’s common stock (the “privatization transaction”), on November 4, 2008.

For first half 2009, net loss from continuing operations was $90 million, compared with net income from continuing operations of $257 million for first half 2008. First half 2009 net loss from continuing operations included after-tax net expenses of $34 million due to the privatization transaction and a one-time FDIC assessment of $21 million (after-tax).

Summary of Second Quarter Results From Continuing Operations

Second Quarter Total Revenue

For second quarter 2009, total revenue (taxable-equivalent net interest income plus noninterest income) was $736 million, up 3 percent compared with second quarter 2008. Net interest income increased 8 percent and noninterest income decreased 8 percent. Second quarter 2009 net interest income included $27.5 million of accretion related to fair value adjustments due to the privatization transaction. Average total loans increased $4.1 billion, or 9 percent, average interest bearing deposits increased $10.1 billion, or 33 percent, and average noninterest bearing deposits increased $1.0 billion, or 8 percent. The strong growth in total deposits reflects successful deposit-gathering marketing initiatives in both the retail and commercial lines of business, as well as significant increases in money market account deposits from government agencies and institutional escrow clients. The net interest margin in second quarter 2009 was 3.41 percent, a decrease of 33 basis points compared with second quarter 2008, primarily due to lower yields on earning assets and higher volumes of interest-bearing deposits.

Average noninterest bearing deposits represented 25.6 percent of average total deposits in second quarter 2009. The annualized average all-in cost of funds was 0.88 percent, compared with 1.56 percent in second quarter 2008. The Company’s average core deposit-to-loan ratio was 96.4 percent in second quarter 2009.

Compared with first quarter 2009, total revenue was flat, with net interest income down 2 percent and noninterest income up 5 percent. Average total loans decreased $0.2 billion, or 0.5 percent, average interest bearing deposits increased $6.4 billion, or 19 percent, and average noninterest bearing deposits increased $1.4 billion, or 11 percent. The net interest margin decreased 38 basis points compared with first quarter 2009.

Second Quarter Noninterest Income and Noninterest Expense

For second quarter 2009, noninterest income was $183 million, down $16 million, or 8 percent, from the same quarter a year ago, primarily due to lower service charges on deposit accounts, lower trust and investment management fees and a $7.1 million pre-tax gain on the redemption of MasterCard Inc. common stock recorded in second quarter 2008. These decreases were partially offset by higher merchant banking fees. Noninterest income increased $8 million, or 5 percent, compared with first quarter 2009. The increase was primarily due to higher merchant banking fees.

Noninterest expense for second quarter 2009 was $532 million, an increase of $113 million, or 27 percent, compared with second quarter 2008. The increase was primarily due to expenses related to the privatization transaction of $49 million, primarily classified in privatization-related expense and intangible asset amortization expense; an increase in regulatory agencies expense of $48 million, primarily due to a one-time FDIC assessment of $34 million, recorded June 30, 2009, and an industry-wide increase in the FDIC assessment rate, effective January 1, 2009; and an increase in the provision for losses on off-balance sheet commitments of $15 million. Salaries and other compensation expense decreased $13 million compared with second quarter 2008, primarily due to lower accruals for performance-related incentive expense.

Noninterest expense for second quarter 2009 increased $11 million, or 2 percent, compared with first quarter 2009. Regulatory agencies expense increased $35 million, primarily due to a one-time FDIC assessment of $34 million, recorded June 30, 2009. Expenses associated with the privatization transaction, primarily classified in privatization-related expense and intangible asset amortization expense, decreased $20 million. Salaries and employee benefits expense decreased $11 million, or 4 percent, primarily due to annual seasonal factors that result in lower payroll taxes and 401(k) matching contributions. The provision for off-balance sheet losses decreased $11 million, compared with first quarter 2009.

Year-to-Date Results

For first half 2009, net loss was $90 million. Net loss from continuing operations was also $90 million, compared with net income from continuing operations of $257 million for first half 2008. The decline in income from continuing operations was primarily due to a $470 million increase in total provision for credit losses ($285 million after-tax), after-tax net expenses of $34 million related to the privatization transaction and a one-time FDIC assessment of $21 million (after-tax).

Total revenue for first half 2009 was $1.5 billion, an increase of $103 million, or 7.5 percent, over first half 2008. Net interest income increased $140 million, or 14 percent, and noninterest income decreased $37 million, or 9 percent. First half 2009 net interest income included $62.4 million of accretion related to fair value adjustments due to the privatization transaction. Noninterest expense increased $231 million, or 28.1 percent, primarily due to $119 million in expense related to the privatization transaction, classified in privatization-related expense and intangible asset amortization expense. In addition, regulatory agencies expense increased $63 million, primarily due to a one-time FDIC assessment of $34 million, recorded June 30, 2009, and an industry-wide increase in the FDIC assessment rate, effective January 1, 2009.

Balance Sheet

At June 30, 2009, the Company had total assets of $74 billion, up $13.4 billion, or 22 percent, compared with June 30, 2008. Total loans were $48.9 billion, up $2.9 billion, or 6 percent, compared with June 30, 2008. At June 30, 2009, the Company had goodwill and intangibles of $3.0 billion, up $2.7 billion compared with June 30, 2008, due to the privatization transaction, which closed during fourth quarter 2008.

At June 30, 2009, the Company had total liabilities of $66.6 billion, up $10.7 billion, or 19 percent, compared with June 30, 2008. Total deposits were $58.3 billion, up $15.7 billion, or 37 percent. Core deposits at period-end were $51.7 billion, resulting in a core deposit-to-loan ratio of 106 percent.

Credit Quality

Nonperforming assets at June 30, 2009, were $1.1 billion, or 1.55 percent of total assets. This compares with $835 million, or 1.21 percent of total assets, at March 31, 2009, and $225 million, or 0.37 percent of total assets, at June 30, 2008. The increase in nonperforming assets compared with second quarter 2008 was primarily due to higher levels of nonaccrual loans in all categories, reflecting weak economic conditions, and a previously-disclosed change in accounting policy for residential and home equity loans 90 days or more past due, which accounted for $159 million of the increase. The increase in nonperforming assets compared with March 31, 2009, was primarily due to higher levels of nonaccrual loans in the construction and commercial mortgage categories, reflecting weak income property market conditions.

For second quarter 2009, the total provision for credit losses was $375 million and net loans charged-off were $151 million, or 1.23 percent of average total loans annualized. For first quarter 2009, the total provision for credit losses was $275 million and net loans charged-off were $116 million, or 0.95 percent of average total loans annualized. For second quarter 2008, the total provision for credit losses was $100 million and net loans charged-off were $31 million, or 0.28 percent of average total loans annualized. For first half 2009, the total provision for credit losses was $650 million and net loans charged-off were $267 million, or 1.09 percent of average total loans annualized.

For first half 2009, net loans charged-off on the commercial, financial and industrial portfolio were $180 million; net loans charged-off on the construction portfolio were $24 million; net loans charged-off on the commercial mortgage portfolio were $27 million; and net loans charged-off on the consumer portfolio were $21 million. Net loans charged-off on the residential mortgage portfolio, which averaged $16 billion outstanding in first half 2009, were only $15 million.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In second quarter 2009, the provision for loan losses was $360 million, the provision for losses on off-balance sheet commitments was $15 million, and the total provision for credit losses was $375 million.

At June 30, 2009, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 2.55 percent and 113 percent, respectively.

Capital and Liquidity

Total stockholder’s equity was $7.4 billion at June 30, 2009, up $2.7 billion compared with June 30, 2008, primarily due to a $2 billion increase in goodwill related to the privatization transaction, and a $1 billion capital contribution from BTMU in fourth quarter 2008. The Company’s tangible common equity ratio was 6.56 percent at June 30, 2009. The Company’s Tier I and total risk-based capital ratios at June 30, 2009, were 8.68 percent and 11.54 percent, respectively. The Tier 1 common ratio at June 30, 2009, was 8.66 percent.

The Company maintains diverse sources of wholesale funding capacity and a relatively stable core deposit base, which has resulted in healthy liquidity. Wholesale funding declined to $4.4 billion at June 30, 2009, compared to $12.6 billion at March 31, 2009, primarily due to a $9.4 billion increase in period-end deposits. The Company also maintains significant sources of contingent liquidity through the Federal Home Loan Bank and Federal Reserve Bank.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction expenses, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items are unusual and substantial costs incurred in the first and second quarters of 2009, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Forward-Looking Statements

The following appears in accordance with the Private Securities Litigation Reform Act. This press release includes forward-looking statements that involve risks and uncertainties.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” ”continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. Forward-looking statements in this press release include those related to the Company’s intentions regarding and resources for funding.

There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. Such risks and uncertainties include, but are not limited to, further declines or disruptions in the financial markets which may adversely affect the Company or the Company’s borrowers or other customers; continued or worsening adverse economic conditions in the United States; continued or worsening adverse economic and fiscal conditions in California; increased energy costs; global political and general economic conditions related to the war on terrorism and other hostilities; fluctuations in interest rates; the ownership interest in UnionBanCal Corporation by BTMU, which is a wholly-owned subsidiary of MUFG; competition in the banking and financial services industries; deposit pricing pressures; the levels of commercial and residential real estate activity in our market; adverse effects of current and future banking laws, rules and regulations and their enforcement; effects of governmental fiscal or monetary policies; legal or regulatory proceedings or investigations; changes in accounting practices or requirements; and risks associated with various strategies the Company may pursue, including potential acquisitions, divestitures and restructurings. A complete description of the Company, including related risk factors, is discussed in the Company’s public filings with the Securities and Exchange Commission, which are available online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $74 billion at June 30, 2009. UnionBanCal Corporation is the 16th largest commercial bank holding company in the U.S. based on assets at March 31, 2009. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. Union Bank is California’s fifth largest bank by deposits at March 31, 2009. The bank has 335 banking offices in California, Oregon, and Washington and two international offices. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. (NYSE: MTU). Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1

				Percent Change to
	As of and for the Three Months Ended			June 30, 2009 from
	June 30,	March 31,	June 30,	June 30,	March 31,
(Dollars in thousands)	2008	2009(1)	2009(1)	2008	2009
Results of operations:
Net interest income (2)	$512,887	$562,620	$553,094	7.84%	(1.69%)
Noninterest income	199,626	174,716	183,213	(8.22%)	4.86%
Total revenue	712,513	737,336	736,307	3.34%	(0.14%)
Noninterest expense	419,312	521,383	532,058	26.89%	2.05%
Provision for loan losses	95,000	249,000	360,000	nm	44.58%
Income (loss) from continuing operations before income taxes (2)	198,201	(33,047)	(155,751)	nm	nm
Taxable-equivalent adjustment	2,329	2,617	2,748	17.99%	5.01%
Income tax expense (benefit)	61,574	(25,856)	(78,492)	nm	nm
Income (loss) from continuing operations	134,298	(9,808)	(80,007)	nm	nm
Income from discontinued operations	7,047	-	-	(100.00%)	-
Net income (loss)	$141,345	$(9,808)	$(80,007)	nm	nm

Balance sheet (end of period):
Total assets (3)	$60,593,921	$68,725,270	$73,984,788	22.10%	7.65%
Total loans	46,041,358	49,441,063	48,896,520	6.20%	(1.10%)
Nonperforming assets	224,944	834,738	1,144,602	nm	37.12%
Total deposits	42,604,419	48,878,733	58,282,770	36.80%	19.24%
Medium- and long-term debt	2,809,329	5,140,931	5,131,068	82.64%	(0.19%)
Stockholder's equity	4,708,790	7,475,472	7,429,500	57.78%	(0.61%)

Balance sheet (period average):
Total assets	$59,269,965	$67,072,499	$71,495,226	20.63%	6.59%
Total loans	45,494,161	49,789,046	49,556,222	8.93%	(0.47%)
Earning assets	54,935,058	59,626,207	65,008,223	18.34%	9.03%
Total deposits	43,203,180	46,633,173	54,352,412	25.81%	16.55%
Stockholder's equity	4,616,596	7,336,212	7,303,050	58.19%	(0.45%)

Financial ratios (4):
Return on average assets (5):
From continuing operations	0.91%	(0.06%)	(0.45%)
Net income (loss)	0.96%	(0.06%)	(0.45%)
Return on average stockholder's equity (5):
From continuing operations	11.70%	(0.54%)	(4.39%)
Net income (loss)	12.31%	(0.54%)	(4.39%)
Efficiency ratio (6)	56.94%	65.69%	68.28%
Net interest margin (2)	3.74%	3.79%	3.41%
Tangible common equity ratio (7)	7.22%	7.12%	6.56%
Tier 1 risk-based capital ratio (3) (8)	7.96%	8.74%	8.68%
Total risk-based capital ratio (3) (8)	10.84%	11.59%	11.54%
Leverage ratio (3) (8)	7.95%	8.46%	7.89%
Allowance for loan losses to:
Total loans	1.14%	1.76%	2.21%
Nonaccrual loans	243.59%	107.41%	98.14%
Allowances for credit losses to (9):
Total loans	1.37%	2.07%	2.55%
Nonaccrual loans	291.42%	126.10%	113.24%
Net loans charged off to average total loans (5)	0.28%	0.95%	1.23%
Nonperforming assets to total loans and foreclosed assets	0.49%	1.69%	2.34%
Nonperforming assets to total assets (3)	0.37%	1.21%	1.55%
Selected financial ratios excluding impact of privatization transaction (1) (4) (15):
From continuing operations:
Return on average assets (5)	0.91%	0.07%	(0.39%)
Return on average stockholder's equity (5)	11.70%	0.91%	(5.48%)
Efficiency ratio (6)	56.94%	59.08%	63.97%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2

			Percent Change to
	As of and for the Six Months Ended		June 30, 2009 from
	June 30,	June 30,	June 30,
(Dollars in thousands, except per share data)	2008	2009(1)	2008
Results of operations:
Net interest income (2)	$975,991	$1,115,714	14.32%
Noninterest income	395,022	357,929	(9.39%)
Total revenue	1,371,013	1,473,643	7.49%
Noninterest expense	822,518	1,053,441	28.08%
Provision for loan losses	167,000	609,000	nm
Income (loss) from continuing operations before income taxes (2)	381,495	(188,798)	nm
Taxable-equivalent adjustment	4,855	5,365	10.50%
Income tax expense (benefit)	119,944	(104,348)	nm
Income (loss) from continuing operations	256,696	(89,815)	nm
Loss from discontinued operations	(6,761)	-	(100.00%)
Net income (loss)	$249,935	$(89,815)	nm

Balance sheet (end of period):
Total assets (3)	$60,593,921	$73,984,788	22.10%
Total loans	46,041,358	48,896,520	6.20%
Nonperforming assets	224,944	1,144,602	nm
Total deposits	42,604,419	58,282,770	36.80%
Medium- and long-term debt	2,809,329	5,131,068	82.64%
Stockholder's equity	4,708,790	7,429,500	57.78%

Balance sheet (period average):
Total assets	$57,951,110	$69,296,183	19.58%
Total loans	44,097,805	49,671,989	12.64%
Earning assets	53,561,569	62,743,021	17.14%
Total deposits	43,408,469	50,514,116	16.37%
Stockholder's equity	4,667,429	7,319,518	56.82%

Financial ratios (4):
Return on average assets (5):
From continuing operations	0.89%	(0.26%)
Net income	0.87%	(0.26%)
Return on average stockholder's equity (5):
From continuing operations	11.06%	(2.47%)
Net income	10.77%	(2.47%)
Efficiency ratio (6)	57.75%	66.98%
Net interest margin (2)	3.65%	3.56%
Tangible common equity ratio (7)	7.22%	6.56%
Tier 1 risk-based capital ratio (3) (8)	7.96%	8.68%
Total risk-based capital ratio (3) (8)	10.84%	11.54%
Leverage ratio (3) (8)	7.95%	7.89%
Allowance for loan losses to:
Total loans	1.14%	2.21%
Nonaccrual loans	243.59%	98.14%
Allowances for credit losses to (9):
Total loans	1.37%	2.55%
Nonaccrual loans	291.42%	113.24%
Net loans charged off to average total loans (5)	0.20%	1.09%
Nonperforming assets to total loans and foreclosed assets	0.49%	2.34%
Nonperforming assets to total assets (3)	0.37%	1.55%
Selected financial ratios excluding impact of privatization transaction (1) (4) (15):
From continuing operations:
Return on average assets (5)	0.89%	(0.17%)
Return on average stockholder's equity (5)	11.06%	(2.28%)
Efficiency ratio (6)	57.75%	61.54%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
(Taxable-Equivalent Basis)
Exhibit 3

	For the Three Months Ended			For the Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(Amounts in thousands)	2008	2009(1)	2009(1)	2008	2009(1)
Interest Income (2)
Loans	$617,508	$604,067	$586,890	$1,250,870	$1,190,957
Securities	98,338	103,281	98,754	204,383	202,035
Interest bearing deposits in banks	228	900	3,550	356	4,450
Federal funds sold and securities purchased under resale agreements	1,093	141	97	3,786	238
Trading account assets	1,119	158	231	3,923	389
Total interest income	718,286	708,547	689,522	1,463,318	1,398,069

Interest Expense
Deposits	144,509	105,038	100,186	365,169	205,224
Federal funds purchased and securities sold under repurchase agreements	13,057	53	19	28,772	72
Commercial paper	8,279	1,592	954	18,071	2,546
Medium- and long-term debt	19,692	27,529	29,415	39,149	56,944
Trust notes	238	238	238	476	476
Other borrowed funds	19,624	11,477	5,616	35,690	17,093
Total interest expense	205,399	145,927	136,428	487,327	282,355

Net Interest Income (2)	512,887	562,620	553,094	975,991	1,115,714
Provision for loan losses	95,000	249,000	360,000	167,000	609,000
Net interest income after provision for loan losses	417,887	313,620	193,094	808,991	506,714

Noninterest Income
Service charges on deposit accounts	77,706	71,322	71,843	152,442	143,165
Trust and investment management fees	43,802	33,907	34,130	87,190	68,037
Trading account activities	16,687	22,692	16,251	27,699	38,943
Merchant banking fees	11,085	13,832	19,924	22,878	33,756
Brokerage commissions and fees	10,635	8,307	8,506	20,494	16,813
Card processing fees, net	8,167	7,536	8,124	15,931	15,660
Securities losses, net	-	-	(172)	(2)	(172)
Other	31,544	17,120	24,607	68,390	41,727
Total noninterest income	199,626	174,716	183,213	395,022	357,929

Noninterest Expense
Salaries and employee benefits	243,299	243,563	233,057	484,969	476,620
Net occupancy	38,232	41,921	43,222	74,434	85,143
Intangible asset amortization	670	40,887	40,281	1,340	81,168
Regulatory agencies	4,897	17,938	52,836	7,506	70,774
Outside services	20,295	18,834	22,948	37,304	41,782
Professional services	15,931	15,938	19,489	30,528	35,427
Equipment	15,141	15,413	16,602	30,488	32,015
Software	14,409	15,038	14,205	29,204	29,243
Foreclosed asset expense	83	886	3,282	172	4,168
Provision for losses on off-balance sheet commitments	5,000	26,000	15,000	13,000	41,000
Privatization-related expense	-	26,819	7,433	-	34,252
Other	61,355	58,146	63,703	113,573	121,849
Total noninterest expense	419,312	521,383	532,058	822,518	1,053,441

Income (loss) from continuing operations before income taxes (2)	198,201	(33,047)	(155,751)	381,495	(188,798)
Taxable-equivalent adjustment	2,329	2,617	2,748	4,855	5,365
Income tax expense (benefit)	61,574	(25,856)	(78,492)	119,944	(104,348)

Income (Loss) from Continuing Operations	134,298	(9,808)	(80,007)	256,696	(89,815)

Income (loss) from discontinued operations before income taxes	3,068	-	-	(14,517)	-
Income tax benefit	(3,979)	-	-	(7,756)	-
Income (Loss) from Discontinued Operations	7,047	-	-	(6,761)	-
Net Income (Loss)	$141,345	$(9,808)	$(80,007)	$249,935	$(89,815)

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets
Exhibit 4

	(Unaudited)		(Unaudited)
	June 30,	December 31,	June 30,
(Dollars in thousands)	2008	2008(1)	2009(1)
Assets
Cash and due from banks	$1,800,313	$1,568,578	$1,285,780
Interest bearing deposits in banks	65,788	2,872,698	8,556,837
Federal funds sold and securities purchased under resale agreements	172,345	63,069	198,955
Total cash and cash equivalents	2,038,446	4,504,345	10,041,572
Trading account assets:
Pledged as collateral	-	6,283	51,714
Held in portfolio	1,136,416	1,210,496	853,922
Securities available for sale:
Pledged as collateral	1,079,491	54,525	-
Held in portfolio	7,396,824	8,140,013	7,403,173
Securities held to maturity (fair value: June 30, 2009, $1,112,813)	-	-	1,171,380
Loans (net of allowance for loan losses: June 30, 2008, $526,401; December 31, 2008, $737,767; June 30, 2009, $1,081,633)	45,514,957	48,847,783	47,814,887
Due from customers on acceptances	21,272	23,131	19,944
Premises and equipment, net	480,366	680,004	664,673
Intangible assets, net	5,117	713,485	641,406
Goodwill	355,287	2,369,326	2,369,326
Other assets	2,559,694	3,571,995	2,952,791
Assets of discontinued operations to be disposed or sold	6,051	4	-
Total assets	$60,593,921	$70,121,390	$73,984,788

Liabilities
Noninterest bearing	$13,440,290	$13,566,873	$14,926,564
Interest bearing	29,164,129	32,482,896	43,356,206
Total deposits	42,604,419	46,049,769	58,282,770
Federal funds purchased and securities sold under repurchase agreements	2,296,587	172,758	203,205
Commercial paper	1,397,159	1,164,327	548,316
Other borrowed funds	4,719,809	8,196,597	606,019
Trading account liabilities	892,240	1,034,663	690,704
Acceptances outstanding	21,272	23,131	19,944
Other liabilities	1,012,403	1,685,412	1,059,508
Medium- and long-term debt	2,809,329	4,288,488	5,131,068
Junior subordinated debt payable to subsidiary grantor trust	14,206	13,980	13,754
Liabilities of discontinued operations to be extinguished or assumed	117,707	7,960	-
Total liabilities	55,885,131	62,637,085	66,555,288

Stockholder's Equity
Preferred stock:
Authorized 5,000,000 shares; no shares issued or outstanding as of June 30, 2008, December 31, 2008 and June 30, 2009	-	-	-
Common stock, par value $1 per share:
Authorized 300,000,000 shares; issued 157,811,268 shares as of June 30, 2008, 136,330,829 shares as of December 31, 2008 and 136,330,829 shares as of June 30, 2009	157,811	136,331	136,331
Additional paid-in capital	1,182,978	3,195,023	3,195,023
Treasury stock - 19,760,597 shares as of June 30, 2008, no shares as of December 31, 2008 and June 30, 2009	(1,204,469)	-	-
Retained earnings	5,018,601	4,964,802	4,874,987
Accumulated other comprehensive loss	(446,131)	(811,851)	(776,841)
Total stockholder's equity	4,708,790	7,484,305	7,429,500
Total liabilities and stockholder's equity	$60,593,921	$70,121,390	$73,984,788

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Allowance for Credit Losses (Unaudited)
Exhibit 5

				Percent Change to
	Three Months Ended			June 30, 2009 from
	June 30,	March 31,	June 30,	June 30,	March 31,
(Dollars in millions)	2008	2009(1)	2009 (1)	2008	2009

Loans (period average)
Commercial, financial and industrial	$16,729	$18,498	$17,917	7.10%	(3.14%)
Construction	2,566	2,734	2,789	8.68%	2.00%
Mortgage - Commercial	7,822	8,253	8,255	5.53%	0.02%
Mortgage - Residential	14,490	15,919	16,083	11.00%	1.03%
Consumer	2,978	3,722	3,841	28.99%	3.20%
Lease financing	645	653	662	2.57%	1.32%

Total loans held to maturity	45,230	49,779	49,546	9.54%	(0.47%)
Total loans held for sale	264	10	10	(96.21%)	(0.01%)

Total loans	$45,494	$49,789	$49,556	8.93%	(0.47%)

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial, financial and industrial	$82	$347	$370	nm	6.63%
Construction	95	218	314	nm	44.04%
Mortgage - Commercial	39	125	265	nm	nm
Mortgage - Residential (10)	-	102	133	nm	30.39%
Consumer (10)	-	18	20	nm	11.11%

Total nonaccrual loans	216	810	1,102	nm	36.05%
Restructured loans	2	3	10	nm	nm
Foreclosed assets	7	22	33	nm	50.00%

Total nonperforming assets	$225	$835	$1,145	nm	37.13%
Loans 90 days or more past due and still accruing	$51	$24	$4	(92.16%)	(83.33%)
Restructured loans that are still accruing	$-	$-	$1

Analysis of Allowances for Credit Losses
Beginning balance	$463	$738	$870

Provision for loan losses	95	249	360

Loans charged off:
Commercial, financial and industrial	(18)	(96)	(86)
Construction	(10)	(2)	(23)
Mortgage - Commercial	-	(4)	(23)
Mortgage - Residential	(2)	(6)	(9)
Consumer	(3)	(10)	(12)
Total loans charged off	(33)	(118)	(153)

Loans recovered:
Commercial, financial and industrial	1	1	1
Construction	1	1	-
Consumer	-	-	1
Total loans recovered	2	2	2
Net loans recovered (charged off)	(31)	(116)	(151)

Adjustment for impaired loans related to privatization	-	-	2
Foreign translation adjustment	-	(1)	1
Ending balance of allowance for loan losses	527	870	1,082
Allowance for off-balance sheet commitment losses	103	151	166
			$-
Allowances for credit losses	$630	$1,021	$1,248

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 6

	For the Three Months Ended
	6/30/2008			6/30/2009(1)
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense(2)	Rate(2)(5)	Balance	Expense(2)	Rate(2)(5)
Assets
Loans (12)
Commercial, financial and industrial	$16,987,504	$229,612	5.44%	$17,920,408	$194,560	4.35%
Construction	2,566,207	30,794	4.83	2,788,671	20,658	2.97
Mortgage - Residential	14,495,754	199,756	5.51	16,089,739	230,269	5.72
Mortgage - Commercial	7,822,056	111,722	5.71	8,254,595	91,689	4.44
Consumer	2,977,852	44,453	6.00	3,841,202	44,116	4.61
Lease financing	644,788	1,171	0.73	661,607	5,598	3.38
Total loans	45,494,161	617,508	5.44	49,556,222	586,890	4.74
Securities - taxable	8,293,036	97,233	4.69	8,564,355	97,738	4.56
Securities - tax-exempt	52,742	1,105	8.38	48,176	1,016	8.44
Interest bearing deposits in banks	67,553	228	1.36	5,594,318	3,550	0.25
Federal funds sold and securities purchased under resale agreements	213,292	1,093	2.06	203,529	97	0.19
Trading account assets	814,274	1,119	0.55	1,041,623	231	0.09
Total earning assets	54,935,058	718,286	5.24	65,008,223	689,522	4.25
Allowance for loan losses	(456,191)			(839,115)
Cash and due from banks	1,662,638			1,285,449
Premises and equipment, net	482,950			669,993
Other assets	2,645,510			5,370,676
Total assets	$59,269,965			$71,495,226
Liabilities
Deposits:
Transaction accounts	$15,550,970	59,513	1.54	$29,514,913	66,549	0.90
Savings and consumer time	3,846,404	13,918	1.46	4,328,326	13,546	1.26
Large time	10,929,983	71,078	2.62	6,604,845	20,091	1.22
Total interest bearing deposits	30,327,357	144,509	1.92	40,448,084	100,186	0.99
Federal funds purchased and securities sold under repurchase agreements	2,428,357	12,697	2.10	163,381	19	0.05
Net funding allocated from (to) discontinued operations (13)	64,945	360	2.23	-	-	-
Commercial paper	1,487,032	8,279	2.24	569,337	954	0.67
Other borrowed funds (14)	3,201,612	19,624	2.47	2,124,419	5,616	1.06
Medium and long-term debt	2,629,308	19,692	3.01	5,137,901	29,415	2.30
Trust notes	14,261	238	6.68	13,809	238	6.90
Total borrowed funds	9,825,515	60,890	2.49	8,008,847	36,242	1.82
Total interest bearing liabilities	40,152,872	205,399	2.06	48,456,931	136,428	1.13
Noninterest bearing deposits	12,875,823			13,904,328
Other liabilities	1,624,674			1,830,917
Total liabilities	54,653,369			64,192,176
Stockholder's Equity
Common equity	4,616,596			7,303,050
Total stockholder's equity	4,616,596			7,303,050
Total liabilities and stockholder's equity	$59,269,965			$71,495,226
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		512,887	3.74%		553,094	3.41%
Less: taxable-equivalent adjustment		2,329			2,748
Net interest income		$510,558			$550,346

	Average Assets and Liabilities of Discontinued Operations for Period Ended:
		June 30, 2008			June 30, 2009
Assets		$95,415			$-
Liabilities		$160,360			$-
Net Liabilities		$(64,945)			$-

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 7

	For the Three Months Ended
	3/31/2009 (1)			6/30/2009 (1)
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense(2)	Rate(2)(5)	Balance	Expense(2)	Rate(2)(5)
Assets
Loans: (11)
Commercial, financial and industrial	$18,503,965	$193,787	4.25%	$17,920,408	$194,560	4.35%
Construction	2,733,630	19,261	2.86	2,788,671	20,658	2.97
Mortgage - Residential	15,923,191	234,438	5.89	16,089,739	230,269	5.72
Mortgage - Commercial	8,253,324	102,389	4.96	8,254,595	91,689	4.44
Consumer	3,722,252	46,539	5.07	3,841,202	44,116	4.61
Lease financing	652,684	7,653	4.69	661,607	5,598	3.38
Total loans	49,789,046	604,067	4.88	49,556,222	586,890	4.74
Securities - taxable	8,319,754	102,256	4.92	8,564,355	97,738	4.56
Securities - tax-exempt	50,417	1,025	8.13	48,176	1,016	8.44
Interest bearing deposits in banks (12)	4,220	900	0.48	5,594,318	3,550	0.25
Federal funds sold and securities purchased under resale agreements	196,567	141	0.29	203,529	97	0.19
Trading account assets	1,266,203	158	0.05	1,041,623	231	0.09
Total earning assets	59,626,207	708,547	4.78	65,008,223	689,522	4.25
Allowance for loan losses	(708,736)			(839,115)
Cash and due from banks (12)	2,142,198			1,285,449
Premises and equipment, net	674,021			669,993
Other assets	5,338,809			5,370,676
Total assets	$67,072,499			$71,495,226
Liabilities
Deposits:
Transaction accounts	$22,497,062	61,097	1.10	$29,514,913	66,549	0.90
Savings and consumer time	4,367,945	15,939	1.48	4,328,326	13,546	1.26
Large time	7,232,767	28,002	1.57	6,604,845	20,091	1.22
Total interest bearing deposits	34,097,774	105,038	1.25	40,448,084	100,186	0.99
Federal funds purchased and securities sold under repurchase agreements	251,946	53	0.09	163,381	19	0.05
Net funding allocated from (to) discontinued operations (13)	-	-	-	-	-	-
Commercial paper	721,416	1,592	0.89	569,337	954	0.67
Other borrowed funds (14)	5,083,086	11,477	0.92	2,124,419	5,616	1.06
Medium and long-term debt	4,743,352	27,529	2.35	5,137,901	29,415	2.30
Trust notes	13,922	238	6.84	13,809	238	6.90
Total borrowed funds	10,813,722	40,889	1.53	8,008,847	36,242	1.82
Total interest bearing liabilities	44,911,496	145,927	1.32	48,456,931	136,428	1.13
Noninterest bearing deposits	12,535,399			13,904,328
Other liabilities	2,289,392			1,830,917
Total liabilities	59,736,287			64,192,176
Stockholder's Equity
Common equity	7,336,212			7,303,050
Total stockholder's equity	7,336,212			7,303,050
Total liabilities and stockholder's equity	$67,072,499			$71,495,226
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		562,620	3.79%		553,094	3.41%
Less: taxable-equivalent adjustment		2,617			2,748
Net interest income		$560,003			$550,346

	Average Assets and Liabilities of Discontinued Operations for Period Ended:
		March 31, 2009			June 30, 2009
Assets		$-			$-
Liabilities		$-			$-
Net Liabilities		$-			$-

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 8

	For the Six Months Ended
	6/30/2008			6/30/2009(1)
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in thousands)	Balance	Expense(2)	Rate(2)(5)	Balance	Expense(2)	Rate(2)(5)
Assets
Loans: (11)
Commercial, financial and industrial	$16,317,333	$467,915	5.77%	$18,210,574	$388,347	4.30%
Construction	2,520,265	67,411	5.38	2,761,302	39,919	2.92
Residential mortgage	14,244,248	392,541	5.51	16,006,925	464,707	5.81
Commercial mortgage	7,536,401	224,692	5.96	8,253,963	194,078	4.70
Consumer	2,832,243	90,843	6.45	3,782,055	90,655	4.83
Lease financing	647,315	7,468	2.31	657,170	13,251	4.03
Total loans	44,097,805	1,250,870	5.69	49,671,989	1,190,957	4.81
Securities - taxable	8,324,489	202,196	4.86	8,442,693	199,994	4.74
Securities - tax-exempt	53,051	2,187	8.24	49,290	2,041	8.28
Interest bearing deposits in banks	48,711	356	1.47	3,225,689	4,450	0.28
Federal funds sold and securities purchased under resale agreements	270,718	3,786	2.81	200,067	238	0.24
Trading account assets	766,795	3,923	1.03	1,153,293	389	0.07
Total earning assets	53,561,569	1,463,318	5.48	62,743,021	1,398,069	4.47
Allowance for loan losses	(427,801)			(774,142)
Cash and due from banks	1,710,000			1,300,479
Premises and equipment, net	483,383			671,995
Other assets	2,623,959			5,354,830
Total assets	$57,951,110			$69,296,183
Liabilities
Deposits:
Transaction accounts	$15,207,766	142,428	1.88	$26,025,374	127,646	0.99
Savings and consumer time	4,013,034	37,447	1.88	4,348,026	29,485	1.37
Large time	11,446,331	185,294	3.26	6,917,071	48,093	1.40
Total interest bearing deposits	30,667,131	365,169	2.39	37,290,471	205,224	1.11
Federal funds purchased and securities sold under repurchase agreements	2,189,525	28,263	2.60	207,419	72	0.07
Net funding allocated from (to) discontinued operations (13)	40,667	509	2.52	-	-	-
Commercial paper	1,347,271	18,071	2.70	644,956	2,546	0.80
Other borrowed funds (14)	2,383,954	35,690	3.01	3,595,580	17,093	0.96
Medium and long-term debt	2,238,097	39,149	3.52	4,941,716	56,944	2.32
Trust notes	14,318	476	6.66	13,865	476	6.87
Total borrowed funds	8,213,832	122,158	2.99	9,403,536	77,131	1.65
Total interest bearing liabilities	38,880,963	487,327	2.52	46,694,007	282,355	1.22
Noninterest bearing deposits	12,741,338			13,223,645
Other liabilities	1,661,380			2,059,013
Total liabilities	53,283,681			61,976,665
Stockholder's Equity
Common equity	4,667,429			7,319,518
Total stockholder's equity	4,667,429			7,319,518
Total liabilities and stockholder's equity	$57,951,110			$69,296,183
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		975,991	3.65%		1,115,714	3.56%
Less: taxable-equivalent adjustment		4,855			5,365
Net interest income		$971,136			$1,110,349

	Average Assets and Liabilities of Discontinued Operations for Period Ended:
		June 30, 2008			June 30, 2009
Assets		$109,594			$-
Liabilities		$150,261			$-
Net Liabilities		$(40,667)			$-

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Noninterest income (Unaudited)
Exhibit 9

				Percentage Change to
	For the Three Months Ended			June 30, 2009 from
	June 30,	March 31,	June 30,	June 30,	March 31,
(Dollars in thousands)	2008	2009(1)	2009(1)	2008	2009
Service charges on deposit accounts	$77,706	$71,322	$71,843	(7.55)%	0.73%
Trust and investment management fees	43,802	33,907	34,130	(22.08)	0.66
Merchant banking fees	11,085	13,832	19,924	79.74	44.04
Trading account activities	16,687	22,692	16,251	(2.61)	(28.38)
Brokerage commissions and fees	10,635	8,307	8,506	(20.02)	2.40
Card processing fees, net	8,167	7,536	8,124	(0.53)	7.80
Securities losses, net	-	-	(172)	nm	nm
Gains (losses) on private capital investments, net	1,282	(2,121)	(1,123)	nm	(47.05)
Other	30,262	19,241	25,730	(14.98)	33.72
Total noninterest income	$199,626	$174,716	$183,213	(8.22)%	4.86%

Noninterest expense (Unaudited)

				Percentage Change to
	For the Three Months Ended			June 30, 2009 from
	June 30,	March 31,	June 30,	June 30,	March 31,
(Dollars in thousands)	2008	2009(1)	2009(1)	2008	2009
Salaries and other compensation	$204,077	$188,223	$191,104	(6.36)%	1.53%
Employee benefits	39,222	55,340	41,953	6.96	(24.19)
Salaries and employee benefits	243,299	243,563	233,057	(4.21)	(4.31)
Regulatory agencies	4,897	17,938	52,836	nm	nm
Net occupancy	38,232	41,921	43,222	13.05	3.10
Intangible asset amortization	670	40,887	40,281	nm	(1.48)
Outside services	20,295	18,834	22,948	13.07	21.84
Professional services	15,931	15,938	19,489	22.33	22.28
Equipment	15,141	15,413	16,602	9.65	7.71
Software	14,409	15,038	14,205	(1.42)	(5.54)
Advertising and public relations	12,857	10,621	11,349	(11.73)	6.85
Low income housing credit investment amortization	8,493	10,166	11,026	29.82	8.46
Communications	9,111	8,718	9,192	0.89	5.44
Data processing	7,784	8,575	8,042	3.31	(6.22)
Foreclosed asset expense	83	886	3,282	nm	270.43
Provision for losses on off-balance sheet commitments	5,000	26,000	15,000	200.00	(42.31)
Privatization-related expense	-	26,819	7,433	nm	(72.28)
Other	23,110	20,066	24,094	4.26	20.07
Total noninterest expense	$419,312	$521,383	$532,058	26.89%	2.05%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Noninterest income (Unaudited)
Exhibit 10

			Percentage Change to
	For the Six Months Ended		June 30, 2009 from
	June 30,	June 30,	June 30,
(Dollars in thousands)	2008	2009(1)	2008
Service charges on deposit accounts	$152,442	$143,165	(6.09)%
Trust and investment management fees	87,190	68,037	(21.97)
Trading account activities	27,699	38,943	40.59
Merchant banking fees	22,878	33,756	47.55
Brokerage commissions and fees	20,494	16,813	(17.96)
Card processing fees, net	15,931	15,660	(1.70)
Securities losses, net	(2)	(172)	nm
Gains (losses) on private capital investments, net	2,352	(3,244)	nm
Gains on the VISA IPO redemption	14,211	-	(100.00)
Other	51,827	44,971	(13.23)
Total noninterest income	$395,022	$357,929	(9.39)%

Noninterest expense (Unaudited)

			Percentage Change to
	For the Six Months Ended		June 30, 2009 from
	June 30,	June 30,	June 30,
(Dollars in thousands)	2008	2009(1)	2008
Salaries and other compensation	$396,089	$379,327	(4.23)%
Employee benefits	88,880	97,293	9.47
Salaries and employee benefits	484,969	476,620	(1.72)
Net occupancy	74,434	85,143	14.39
Intangible asset amortization	1,340	81,168	nm
Regulatory agencies	7,506	70,774	nm
Outside services	37,304	41,782	12.00
Professional services	30,528	35,427	16.05
Equipment	30,488	32,015	5.01
Software	29,204	29,243	0.13
Advertising and public relations	20,956	21,970	4.84
Low income housing credit investment amortization	17,632	21,192	20.19
Communications	18,486	17,910	(3.12)
Data processing	14,860	16,617	11.82
Foreclosed asset expense	172	4,168	nm
Provision for losses on off-balance sheet commitments	13,000	41,000	215.38
Privatization-related expense	-	34,252	nm
Other	41,639	44,160	6.05
Total noninterest expense	$822,518	$1,053,441	28.08%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 11

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to complete selected non-GAAP financial ratios.

	For the three months ended		For the six months ended
(Dollars in thousands)	March 31, 2009	June 30, 2009	June 30, 2009
Loss from continuing operations	$(9,808)	$(80,007)	$(89,815)
Privatization-related expense, net of tax	16,360	4,514	20,874
Net accretion and amortization related to fair value adjustments, net of tax	4,518	8,765	13,283
Income (loss) from continuing operations, excluding impact of privatization transaction	$11,070	$(66,728)	$(55,658)

Average total assets	$67,072,499	$71,495,226	$69,296,183
Net asset and liability fair value adjustments	2,621,275	$2,610,303	$2,615,721
Average total assets, excluding impact of privatization transaction	$64,451,224	$68,884,923	$66,680,462

Return on average assets from continuing operations	(0.06%)	(0.45%)	(0.26%)
Effect of privatization transaction	0.13%	0.06%	0.09%
Return on average assets from continuing operations, excluding impact of privatization transaction	0.07%	(0.39%)	(0.17%)

Average stockholder's equity	$7,336,212	$7,303,050	$7,319,518
Net adjustments related to privatization transaction	2,416,165	2,423,392	2,405,947
Average stockholder's equity, excluding impact of privatization transaction	$4,920,047	$4,879,658	$4,913,571

Return on stockholder's equity from continuing operations	(0.54%)	(4.39%)	(2.47%)
Effect of privatization transaction	1.45%	(1.09%)	0.19%
Return on stockholder's equity, excluding impact of privatization transaction	0.91%	(5.48%)	(2.28%)

Noninterest expense	$521,383	$532,058	$1,053,441
Privatization-related expense	26,819	7,433	34,252
Amortization related to fair value adjustments	42,542	41,894	84,436
Noninterest expense, excluding impact of privatization transaction	$452,022	$482,731	$934,753

Total revenue	$737,336	$736,307	$1,473,643
Accretion related to fair value adjustments	34,977	27,455	62,432
Total revenue, excluding impact of privatization transaction	$702,359	$708,852	$1,411,211

Efficiency ratio	65.69%	68.28%	66.98%
Effect of privatization transaction	(6.61%)	(4.31%)	(5.44%)
Efficiency ratio, excluding impact of privatization transaction	59.08%	63.97%	61.54%

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 12

(1)

On November 4, 2008, Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo - Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the remaining outstanding shares of UnionBanCal Corporation (the Company) common stock (the “privatization transaction”). The Company estimated the fair value of its tangible assets and liabilities as of October 1, 2008 and recorded fair value adjustments to its tangible assets and liabilities equivalent to the proportionate incremental percentage ownership acquired by BTMU in the privatization transaction. In addition, the Company recorded goodwill and other intangible assets. The Company’s financial condition as of December 31, 2008 and subsequent periods reflect the impact of these fair value adjustments and other amounts recorded. The Company’s results of operations for the first and second quarter of 2009 include accretion and amortization related to the fair value adjustments.

(2)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(3)	End of period total assets and assets used in calculating these ratios include those of discontinued operations.
(4)	Average balances used to calculate our financial ratios are based on continuing operations data only, unless otherwise indicated.
(5)	Annualized.
(6)

The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), the provision for losses on off-balance sheet commitments and low income housing credit (LIHC) investment amortization expense, as a percentage of net interest income (taxable-equivalent basis) and noninterest income, and is calculated for continuing operations only.

(7)	The tangible common equity ratio is the ratio of total equity less intangibles (net of the corresponding deferred tax liability), as a percentage of total assets, less intangibles.
(8)	Estimated as of June 30, 2009. The regulatory capital and leverage ratios include discontinued operations.
(9)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments. These ratios relate to continuing operations only.
(10)	Reflects previously disclosed change in accounting policy for residential and home equity loans 90 days or more past due, which was effective January 1, 2009.
(11)

Average balances on loans outstanding include all nonperforming loans and loans held for sale. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(12)

For the three months ended March 31, 2009, the computation of the average yield on Interest Bearing Deposits in Banks includes the average balance of interest bearing Federal Reserve Bank deposits, while the average balances of these deposits were reported in Cash and Due from Banks for this period.

(13)

Net funding allocated from (to) discontinued operations represents the shortage (excess) of assets over liabilities of discontinued operations. The expense (earning) on funds allocated from (to) discontinued operations is calculated by taking the net balance and applying an earnings rate or a cost of funds equivalent to the corresponding period's Federal funds purchased rate.

(14)	Includes interest bearing trading liabilities.
(15)

These ratios exclude the impact of the privatization transaction. Please refer to Exhibit 11 for a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and these non-GAAP measures.

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CONTACT:
UnionBanCal
Stephen L. Johnson, 415-765-3252 (Public Relations)
Michelle R. Crandall, 415-765-2780 (Investor Relations)